UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2020

Riviera Resources, Inc.

(Exact name of registrant specified in its charter)

Delaware	333-225927	82-5121920
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Travis Street, Suite 1700 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(281) 840-4000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 1, 2020, Riviera Resources, Inc. (“Riviera” or the “Company”) entered into a Fifth Amendment (the “Amendment”) to its Credit Agreement (the “Credit Agreement”) dated as of June 1, 2020, by and among Linn Energy Holdco II LLC, as borrower, Linn Energy Holdco LLC, Linn Merger Sub #1, LLC, Riviera, the guarantors party thereto, Royal Bank of Canada, as administrative agent and the lenders party thereto. The Amendment, among other things, (i) increases the applicable margin by 0.25% for ABR Loans and for Eurodollar Loans, (ii) establishes procedures for the replacement of the LIBO Rate for the delivery of electronic signatures, and (iii) amends the acknowledgment and consent to bail-in of EEA financial institutions so that it applies to UK financial institutions as well as EEA financial institutions.

Pursuant to the Amendment, which is effective as of June 1, 2020, the Borrowing Base (as defined in the Credit Agreement) was reduced to $30.0 million.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth herein under Item 1.01 above concerning the Amendment is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1*

Fifth Amendment to the Credit Agreement, dated as of June 1, 2020, by and among Linn Energy Holdco II LLC, as borrower, Linn Energy Holdco LLC, Linn Merger Sub #1, LLC, Riviera Resources, Inc., the guarantors party thereto, Royal Bank of Canada, as administrative agent and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2020	RIVIERA RESOURCES, INC.

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	President and Chief Executive Officer